QUAKER INVESTMENT TRUST

                          Quaker Aggressive Growth Fund
                     Quaker Intermediate Municipal Bond Fund

  Supplement dated September 24, 2004 to Prospectus dated November 1, 2003 and
          Statement of Additional Information dated February 15, 2004

This Supplement will notify you that on September 9, 2004, the Board of Trustees of Quaker Investment Trust approved:

      1. A name change of Quaker Aggressive Growth Fund to "Quaker Strategic Growth Fund," effective September 24, 2004. All references to Quaker Aggressive Growth Fund in the Prospectus and Statement of Additional Information shall be changed to Quaker Strategic Growth Fund.

      2. The liquidation of the Quaker Intermediate Municipal Bond Fund ("Muni Bond Fund"). On September 23, 2004, the holdings of the Muni Bond Fund were liquidated, all of the assets distributed to its shareholders and the Muni Bond Fund ceased operations.